UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 2, 2021
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(Life Storage, Inc.)

Delaware	0-24071	16-1481551
(Life Storage LP) (State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 2, 2021, Life Storage, Inc. (the “Company”) announced that Edward F. Killeen, the Chief Operating Officer of the Company, will retire effective December 31, 2021 and that David Dodman, the Company’s current Senior Vice President, Strategic Planning and Investor Relations, will succeed Mr. Killeen as Chief Operating Officer of the Company effective upon Mr. Killeen’s retirement.
In connection with Mr. Killeen’s retirement as Chief Operating Officer, the Company and Mr. Killeen entered into a Separation Agreement. Pursuant to the Separation Agreement, Mr. Killeen will continue as an employee of the Company through the end of 2021. He will remain eligible for a bonus, if any, under the Company’s annual incentive compensation plan for 2021 service and the performance metrics of such plan, vest in certain restricted stock and be entitled to a pro-rata
portion of shares under previously issued performance-based share awards at the end of the applicable performance period. As a result of this event, the Company currently estimates that it will incur charges of approximately $155,000 in the third quarter of 2021 and approximately $465,000 in the fourth quarter of 2021. The Separation Agreement is included herein as Exhibit 10.1, which exhibit is incorporated by reference.
Mr. Dodman, age 48, has served as Senior Vice President, Strategic Planning and Investor Relations with the Company since June 2018. Prior to joining the Company, Mr. Dodman held various corporate strategy, mergers and acquisitions, and operational roles at KeyCorp, First Niagara Financial Group, Inc. and Lockheed Martin Corporation. He also worked in the Corporate Finance/Investment Banking departments of Legg Mason, Inc. and Stifel Financial Corp. after earning an MBA from the University of Maryland and BA from Loyola University Maryland.

Item 7.01	Regulation FD Disclosure.
On September 2, 2021, the Company issued a press release with respect to the matters set forth herein, a copy of which press release is furnished as Exhibit 99.1 to this Report on
Form 8-K.
The information in this Item 7.01 and in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement by and among Life Storage, Inc., Life Storage LP and Edward F. Killeen, dated September 2, 2021

99.1	Press Release issued on September 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC .

Date: September 2, 2021

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer

LIFE STORAGE LP

Date: September 2, 2021	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer